                                                                 EXHIBIT 10.14.1


        AMENDMENT TO THE FOUNDER STOCK REPURCHASE AND VESTING AGREEMENT



     This FIRST AMENDMENT to the FOUNDER STOCK REPURCHASE AND VESTING AGREEMENT (the "First Amendment") is dated April __, 2000 by and among PARADIGM GENETICS, INC., a DELAWARE corporation (the "Company"), and JORN GORLACH (the "Founder").

                                  WITNESSETH:

     WHEREAS, the Company and the Founder entered into the Founder Stock Repurchase and Vesting Agreement dated as of February 12, 1998;

     WHEREAS, the Company and the Founder agree to amend the Founder Stock Repurchase and Vesting Agreement in order to revise certain provisions therein; and

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Founder Stock Repurchase and Vesting Agreement and agree as follows:

     1. The conditions of "Termination of Repurchase Rights" set forth specifically in Section 5.3(a)(iii) is hereby deleted and replaced with the following:

     "(iii) Upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act covering the offer and sale of the Company's Common Stock at a price per share of not less than $6.00 (as adjusted for stock splits and the like effected after the date of this Agreement) and an aggregate offering price to the public of not less than $20,000,000, the Founder shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the Unvested Shares as of such closing."

     2. This First Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflicts of law provisions.

     This First Amendment may be executed in multiple counterparts.

     Executed as of the date above written.


PARADIGM GENETICS, INC.:
------------------------


By: _____________________________
Name: __________________________
Title: ___________________________




FOUNDER
-------




_________________________________
Jorn Gorlach



                                       2